UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2010

Ticketmaster Entertainment LLC

(Exact name of registrant as specified in charter)

Delaware	001-34064	27-1730243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9348 Civic Center Drive, Beverly Hills, CA		90210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 867-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 25, 2010, Ticketmaster Entertainment LLC’s parent company, Live Nation Entertainment, Inc. (“Live Nation”; Commission File No. 001-32601) issued a press release announcing Live Nation Entertainment’s and the company’s results for the quarter and year ended December 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and the portions of such release discussing the company and its results of operations are incorporated by reference herein.

The information in this Item 2.02 (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act whether made before or after the date of this report except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.	OTHER EVENTS

See Item 2.02 above.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Live Nation Entertainment, Inc. issued February 25, 2010 (incorporated by reference to Exhibit 99.1 to Live Nation Entertainment’s Current Report on Form 8-K, filed February 25, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TICKETMASTER ENTERTAINMENT LLC

By:	/s/ Brian Regan
Name:	Brian Regan
Title:	EVP & Chief Financial Officer

Date: February 25, 2010

EXHIBIT LIST

Exhibit No.	Description

99.1	Press release of Live Nation Entertainment, Inc. issued February 25, 2010 (incorporated by reference to Exhibit 99.1 to Live Nation Entertainment’s Current Report on Form 8-K, filed February 25, 2010)